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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 30, 1999







                            OXFORD HEALTH PLANS, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                             0-19442                     06-1118515
(State or other jurisdiction)                  (Commission                 (IRS Employer
       of incorporation)                       File Number)             Identification No.)


48 Monroe Turnpike, Trumbull, Connecticut                                       06611
(Address of principal executive offices)                                      (Zip Code)


                                 (203) 459-6000
              (Registrant's telephone number, including area code)






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ITEM 5.  OTHER EVENTS.

         The Company's Press Release dated January 3, 2000 is attached as an Exhibit hereto and incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits

         (c)   Exhibits

                  99(a)    Press Release dated January 3, 2000








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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        OXFORD HEALTH PLANS, INC.


Date: January 4, 2000                   By:    /s/ Yon Y. Jorden
                                           ---------------------------
                                               YON Y. JORDEN
                                               Chief Financial Officer








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                   OXFORD HEALTH PLANS, INC. AND SUBSIDIARIES
                                  EXHIBIT INDEX


Exhibit                                                                                          Page
Number            Description of Document                                                        Number
------            -----------------------                                                        ------
  99(a)           Press Release dated January 3, 2000                                              5







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